FILE HEADER

FILE NBR 2 1 8 7 5 4 9

FILE NBR.......: 2187549

SRV NBR........: 769046027

SEQ NBR........: ____

DATE FILED.....: 02/15/1989

TIME FILED.....: 09:00

DOC TYPE.......: 0102

SCAN OPERATOR..: ______________________

SCAN DATE......: __________

DATE SUBMITTED 2/15/89

769046027

FILED BY: The Company Corporation

FILE DATE 2/15/89

TIME 9 am

DANICA

FILER'S NO. 9018442

NAME OF COMPANY NASSAU VENTURES, INC. 7285967

FILE NUMBER 21875-49

TYPE OF DOCUMENT Certificate of Incorporation

SECTION NO. 102

CHANGES NAME

CHANGES AGENT/OFFICE

STOCK $

TO $

Franchise Tax $

CLOSED & INOV...

MAR 7 1989

Filing Fee Tax $ 15.00

Receiving and Indexing $

NO. 1 Certified Copies $

NO. ___ PAGES (If prepared by the Division of Corp.) $

OTHER $

OTHER $

TOTAL $

769046027

FILED

FEB 15 1989

SECRETARY OF STATE

CERTIFICATE OF INCORPORATION
of
NASSAU VENTURES, INC.

FIRST. The name of this corporation is NASSAU VENTURES, INC.

SECOND. Its registered office in the State of Delaware is to be located at 725 Market Street in the City of Wilmington, County of New Castle. The registered agent in charge thereof is The Company Corporation at

THIRD. The nature of the business and, the objects and purposes proposed to be transacted, promoted and carried on, are to do any or all the things herein mentioned, as fully and to the same extent as natural persons might or could do, and in any part of the world, viz:

"The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware."

FOURTH. The amount of the total authorized capital stock of this corporation is 50,000,000 share of $.0001 Par Value.

FIFTH. The name and mailing address of the incorporator is as follows:

NAME: **ADDRESS:**
Danica L. Grace, 725 Market Street, Wilmington, Delaware 19801

SIXTH. The powers of the incorporator are to terminate upon filing of the certificate of incorporation, and the name(s) and mailing address(es) of persons who are to serve as director(s) until the first annual meeting of stockholders or until their successors are elected and qualify are as follows:

Name and address of director(s)
Chris De Prima, 3905 Voorhis Lane, Seaford, NY 11783 Fill in name(s) and addresses(es)

SEVENTH. The Directors shall have power to make and to alter or amend the By-Laws; to fix the amount to be reserved as working capital, and to authorize and cause to be executed, mortgages and liens without limit as to the amount, upon the property and franchise of the Corporation.

With the consent in writing, and pursuant to a vote of the holders of a majority of the capital stock issued and outstanding, the Directors shall have the authority to dispose, in any manner, of the whole property of this corporation.

The By-Laws shall determine whether and to what extent the accounts and books of this corporation, or any of them shall be open to the inspection of the stockholders; and no stockholder shall have any right of inspecting any account, or book or document of this Corporation, except as conferred by the law or the By-Laws, or by resolution of the stockholders.

The stockholders and directors shall have power to hold their meetings and keep the books, documents and papers of the Corporation outside of the State of Delaware, at such places as may be from time to time designated by the By-Laws or by resolution of the stockholders or directors, except as otherwise required by the laws of Delaware.

It is the intention that the objects, purposes and powers specified in the Third paragraph hereof shall, except where otherwise specified in said paragraph, be nowise limited or restricted by reference to or inference from the terms of any other clause or paragraph in this certificate of incorporation, but that the objects, purposes and powers specified in the Third paragraph and in each of the clauses or paragraphs of this charter shall be regarded as independent objects, purposes and powers.

EIGHTH. Directors of the corporation shall not be liable to either the corporation or its stockholders for monetary damages for a breach of fiduciary duties unless the breach involves: (1) a director's duty of loyalty to the corportion or its stockholders; (2) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (3) liability for unlawful payments of dividends or unlawful stock purchases or redemption by the corporation; or (4) a transaction from which the director derived an improper personal benefit.

I, THE UNDERSIGNED, for the purpose of forming a Corporation under the laws of the State of Delaware, do make, file and record this Certificate and do certify that the facts herein are true; and I have accordingly hereunto set my hand.

DATED AT: 2/15/89

State of

County of

Danica L. Grace

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 12/02/1993
923375332 - 2187549

CERTIFICATE OF CHANGE OF LOCATION

OF REGISTERED OFFICE AND REGISTERED AGENT

OF

NASSAU VENTURES, INC.

The Board of Directors of NASSAU VENTURES, INC, a Corporation of Delaware, on this 25 day of NOVEMBER, A.D. 1992, do hereby resolve and order that the location of the Registered Office of this Corporation within this State be, and the same hereby is 25 Greystone Manor, Lewes, DE 19958-9776, County of Sussex.

The name of the Registered Agent therein and in charge thereof upon whom process against this Corporation may be served, is Harvard Business Services, Inc. The address of the Registered agent is 25 Greystone Manor, Lewes, DE 19958-9776.

NASSAU VENTURES, INC., a Corporation of Delaware, does hereby certify that the foregoing is a true copy of a resolution adopted by the Board of Directors at a meeting held as herein stated.

IN WITNESS WHEREOF, said Corporation has caused this certificate to be signed by its President and Attested by its Secretary, the 25 day of NOVEMBER A.D., 1992.

BY: Chris De Prima
President CHRIS DE PRIMA

ATTEST: Chris De Prima
Secretary CHRIS DE PRIMA

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 11:50 AM 03/24/1997
971094487 - 2187549

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

Nassau Ventures, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:

FIRST: That at a Meeting of the Board of Directors of **Nassau Ventures, Inc.**, resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows

> **RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered "First" so that, as amended said Article shall be and read as follows: The name of this corporation is MegaWorld, Inc.**

SECOND: That thereafter, pursuant to Resolution of its Board of Directors, a Special Meeting of Stockholders of said Corporation was duly called and held, upon Notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which Meeting the necessary number of shares as required by Statute were voted in favor of the Amendment.

THIRD: That said Amendment as duly adopted is in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

FOURTH: That the capital of said Corporation shall not be reduced by reason of said Amendment.

IN WITNESS WHEREOF, said **Nassau Ventures, Inc.**, has caused this Certificate to be signed by George Levy, its Chairman and CEO, and Kenneth Hom, its Secretary, this 7th Day of March, 1997.

Kenneth Hom (signature)
Secretary
Kenneth Hom

George Levy (signature)
Chairman
George Levy

CERTIFICATE OF CHANGE OF LOCATION OF REGISTERED OFFICE AND OF REGISTERED AGENT

It is hereby certified that:

1. The name of the corporation (hereinafter called the "corporation") is

MegaWorld, Inc.

2. The registered office of the corporation within the State of Delaware is hereby changed to 1313 N. Market Street, City of Wilmington 19801-1151, County of New Castle.

3. The registered agent of the corporation within the State of Delaware is hereby changed to The Company Corporation, the business office of which is identical with the registered office of the corporation as hereby changed.

4. The corporation has authorized the changes hereinbefore set forth by resolution of its Board of Directors.

Signed on January 5, 1998

[signature], PRES. + COO

Authorized Officer, Title

IRWIN C. ROLL, PRES. + COO

Printed Name of Authorized Officer, Title

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 01/16/1998
981019333 - 2187549

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 06/26/1998
981250697 - 2187549

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

MEGAWORLD, INC.

The undersigned, being the President and Secretary of MegaWorld, Inc., a Delaware corporation (the "Corporation"), pursuant to Section 242 of the General Corporation Law of the State of Delaware, do hereby certify as follows:

FIRST: That the Certificate of Incorporation of the Corporation has been amended by deleting Article FOURTH in its entirety, and substituting the following Article FOURTH in lieu thereof:

> "FOURTH. The amount of the total authorized capital stock of this corporation is One Hundred Million (100,000,000) shares of Common Stock, par value $0.0001 per share. In connection with the one-for-twelve reverse stock split of this corporation's outstanding shares of Common Stock, par value $0.0001 per share, duly approved by the shareholders of this corporation on March 6, 1998, each twelve (12) shares of Common Stock outstanding as of March 16, 1998 shall be and become one (1) share of Common Stock, par value $0.0001 per share, with fractions of such shares of Common Stock rounded to the nearest whole number."

SECOND: That the Certificate of Incorporation of the Corporation has been amended by adding the following new Article NINTH thereto:

> "NINTH. Any action required by this Certificate of Incorporation or the Delaware General Corporation Law to be taken at any annual meeting or special meeting of the stockholders of this corporation, or any action which may be taken at any annual or special meeting of the stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents

in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted."

THIRD: That such amendments were duly adopted and authorized by the unanimous written consent of the Board of Directors of the Corporation in accordance with the provisions of Section 141(f) of the General Corporation Law of the State of Delaware, and thereafter duly adopted and approved by the shareholders of the Corporation at a special meeting duly called and held upon notice, such shareholders having not less than the minimum number of votes that would be necessary to adopt and approve such amendments pursuant to the General Corporation Law of the State of Delaware.

FOURTH: That such amendments were duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the undersigned have executed this Certificate this 1st day of MAY, 1998.

Irwin C. Roll, President

Attest:

George H. Levy, Esq., Secretary

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 06/29/1998
981251362 - 2187549

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

MEGAWORLD, INC.

The undersigned, being the President and Secretary of MegaWorld, Inc., a Delaware corporation (the "Corporation"), pursuant to Section 242 of the General Corporation Law of the State of Delaware, do hereby certify as follows:

FIRST: That the Certificate of Incorporation of the Corporation has been amended by deleting Article FOURTH in its entirety, and substituting the following Article FOURTH in lieu thereof:

"FOURTH. (a) The total number of shares which this corporation shall have the authority to issue is One Hundred Million (100,000,000), par value $0.0001 per share, One Million One Hundred Ninety-One Thousand Seven Hundred Forty-One (1,191,741) of which shall be "Class A Common Stock" and Ninety-Eight Million Eight Hundred Eight Thousand Two Hundred Fifty-Nine (98,808,259) of which shall be "Common Stock." With the exception of the voting powers set forth in paragraph (b) below and the restrictions on transferability set forth in paragraph (c) below, and except as otherwise set forth in this Certificate of Incorporation, neither the holders of Class A Common Stock nor the holders of Common Stock shall have any relative preferences, privileges, designations or other special rights, nor shall any qualifications, limitations or restrictions be imposed upon the shares of Class A Common Stock or Common Stock.

(b) The holder of each share of Class A Common Stock shall be entitled to one (1) vote per share of Class A Common Stock, and the holder of each share of Common Stock shall be entitled to one-twentieth (1/20) of a vote per share of Common Stock. With the

exception of the foregoing, the holders of Class A Common Stock and the holders of Common Stock shall have equal voting rights and powers.

(c) No holder of any shares of Class A Common Stock shall, directly or indirectly, sell, donate, pledge, hypothecate, encumber or otherwise transfer any interest in any or all of the shares of Class A Common Stock now or hereafter owned by such holder, other than to a person who controls such holder or to the immediate family members of such person or to a trust established for the benefit of such person or immediate family members of such person; provided, however, that each such holder shall be permitted to exchange the shares of Class A Common Stock owned by such holder for an equal number of shares of Common Stock, at any time, upon notice to the Board of Directors of the corporation. Any sale, donation, pledge, hypothecation, encumbrance or other transfer which is not in compliance with the provisions of this paragraph (c) shall be null and void, and shall not be recognized by the corporation or the shareholders of the corporation, and the transferee shall not be entitled to vote any of the shares of Class A Common Stock of the corporation, nor receive any dividends, profits or other distributions, nor shall the transferee have any other rights as a shareholder of the corporation."

SECOND: That such amendment was duly adopted and authorized by the unanimous written consent of the Board of Directors of the Corporation in accordance with the provisions of Section 141(f) of the General Corporation Law of the State of Delaware, and thereafter duly adopted and approved by written consent of the shareholders of the Corporation in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware, such shareholders having not less than the minimum number of votes that would be necessary to adopt and approve such amendment at a meeting at which all shares entitled to vote thereon were present and voted.

THIRD: That such amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the undersigned have executed this Certificate this 18 day of June, 1998.

Irwin C. Roll, President

Attest:

George H. Levy, Esq., Secretary

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 06/28/2000
001329587 - 2184549

CERTIFICATE

FOR RENEWAL AND REVIVAL OF CHARTER

OF

MEGAWORLD, INC.

MEGAWORLD, INÇ. a corporation organized under the laws of the State of Delaware, the Certificate of Incorporation of which was filed in the Office of the Secretary of State on the fifteenth day of February A.D. 1989, the charter of which was voided for nonpayment of taxes, now desires to procure a restoration, renewal and revival of its charter, and hereby certifies as follows:

1. The name of this corporation is:

MEGAWORLD, INC.

2. Its registered office in the State of Delaware is located at 1013 Centre Road, in the City of Wilmington, County of New Castle and its registered agent is THE COMPANY CORPORATION.

3. The date when the restoration, renewal, and revival of the charter of this company is to commence is the twenty-ninth day of February, A.D., 2000, same being prior to the date of the expiration of the charter. This renewal and revival of the charter of this corporation is to be perpetual.

4. This corporation was duly organized and carried on the business authorized by its charter until the first day of March, A.D., 2000, at which time its charter became inoperative and void for non-payment of taxes and this certificate for renewal and revival is filed by authority of the duly elected directors of the corporation in accordance with the laws of the State of Delaware.

IN TESTIMONY WHEREOF, and in compliance with the provisions of Section 312 of the General Corporation Law of the State of Delaware, as amended, MEGAWORLD, INC. has caused this Certificate to be signed by Charles D. McPhail this 25 day of APRIL A.D. 2000.

[signature]

Authorized Officer

Sue A Schmidt
Notary, Harris Co, Texas
4/25/00

State of Delaware
Secretary of State
Division of Corporations
Delivered 08:30 AM 03/31/2005
FILED 08:30 AM 03/31/2005
SRV 050262675 - 2187549 FILE

STATE OF DELAWARE
CERTIFICATE FOR RENEWAL
AND REVIVAL OF CHARTER

The corporation organized under the laws of Delaware, the charter of which was voided for non-payment of taxes, now desires to procure a restoration, renewal and revival of its charter, and hereby certifies as follows:

1. The name of this corporation is MegaWorld, Inc.

2. Its registered office in the State of Delaware is located at 9 E. Loockerman Street, Suite 1B, Dover, DE 19901 County of Kent, the name of its registered agent is National Registered Agents, Inc.

3. The date of filing of the original Certificate of Incorporation in Delaware was 02/15/1989.

4. The date when restoration, renewal, and revival of the charter of this company is to commence is the 28th day of February, 2003, same being prior to the date of the expiration of the charter. This renewal and revival of the charter of this corporation is to be perpetual.

5. This corporation was duly organized and carried on the business authorized by its charter until the 1st day of March A.D. 2003, at which time its charter became inoperative and void for non-payment of taxes and this certificate for renewal and revival is filed by authority of the duly elected directors of the corporation in accordance with the laws of the State of Delaware.

IN TESTIMONY WHEREOF, and in compliance with the provisions of Section 312 of the General Corporation Law of the State of Delaware, as amended, providing for the renewal, extension and restoration of charters the authorized officer hereunto has set his/her hand to this certificate this 30H day of March A.D. 2005.

By: ______________________
Authorized Officer
Name: Mark Rice
Title: President

State of Delaware
Secretary of State
Division of Corporations
Delivered 11:01 AM 06/06/2005
FILED 11:01 AM 06/06/2005
SRV 050469370 - 3665120 FILE

STATE OF DELAWARE
CERTIFICATE OF MERGER
OF DOMESTIC CORPORATIONS

Pursuant to Title 8, Section 251(c) of the Delaware General Corporation Law, the undersigned corporation executed the following Certificate of Merger.

FIRST: The name of the surviving corporation is Power Sports Factory, Inc., and the name of the corporation being merged into this surviving corporation is Megaworld, Inc.

SECOND: The Agreement of Merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations.

THIRD: The name of the surviving corporation is Power Sports Factory, Inc., a Delaware corporation.

FOURTH: The certificate of Incorporation of the surviving corporation shall be its Certificate of Incorporation.

FIFTH: The merger is to become effective on June 7, 2005

SIXTH: The Agreement of Merger is on file at 6940 Central Highway, Pennsauken, NJ, 98109, the place of business of the surviving corporation.

SEVENTH: A copy of the Agreement of Merger will be furnished by the surviving corporation on written request, without cost, to any stockholder of the constituent corporations.

IN WITNESSS WHEREOF, said surviving corporation has caused this certificate to be signed by an authorized officer, the sixth day of June, 2005.

BY: ______________________
Authorized Officer

Name: MIKE CLARKE

Title: PRESIDENT

State of Delaware
Secretary of State
Division of Corporations
Delivered 11:00 AM 06/17/2005
FILED 11:00 AM 06/17/2005
SRV 050508730 - 2187549 FILE

CERTIFICATE OF AMENDMENT OF
CERTIFICATE OF INCORPORATION
OF MEGAWORLD, INC.

Megaworld, Inc. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY THAT:

FIRST: That the Board of Directors of the Corporation has duly adopted resolutions pursuant to Section 242 of the General Corporation Law of the State of Delaware, setting forth amendments to the Corporation's Certificate of Incorporation (as previously amended), and declaring said amendments to be advisable.

SECOND: That the stockholders of the corporation have duly approved said amendments by the required vote of such stockholders in accordance with the requirements of Sections 222 and 228 of the General Corporation Law of the State of Delaware, by the affirmative vote of a majority of the shares of the outstanding Common Stock entitled to vote thereon in accordance with Section 242 of the General Corporation Law of the State of Delaware.

THIRD: That, the Certificate of Incorporation of the Corporation shall be hereby amended, without the need of any additional action as follows:

RESOLVED, that the Certificate of Incorporation of this Corporation be amended by changing the Article thereof numbered "**FIRST**", so that, as amended, said Article shall be and read as follows:

The name of this corporation is: Power Sports Factory, Inc.

RESOLVED, that the Certificate of Incorporation of this Corporation be amended by changing the Article thereof numbered "**FOURTH**", so that, as amended, said Article shall be and read as follows:

The aggregate number of shares which this corporation shall have authority to issue is One Hundred Million (100,000,000) common shares of $0.00 1 par value each, which shares shall be designated as "Common Stock"; and Five Million (5,000,000) shares of $0.00 1 par value each, which shares shall be designated "Preferred Stock" and which may be issued in one or more series at the discretion pf the Board of Directors. In establishing a series, the Board of Directors shall give to it a distinctive designation so as to distinguish it from the shares of all other series and classes, and shall fix the number of shares in such series, and the preferences, rights, and restrictions thereof. All shares of any one series shall be alike in every particular except as otherwise provided by this Certificate of Incorporation or the General Corporation Law of Delaware.

Simultaneously with the Effective Date of June 6, 2005 (such Effective Date shall be for accounting purposes only), all issued and outstanding shares of Voting Common Stock ("Existing Common Stock") shall be and hereby are automatically combined and reclassified as follows: Each Four Hundred (400) shares of Existing Common Stock shall be combined and reclassified (the "Reverse Split") as one (1) share of issued and outstanding New Common Stock ("New Common Stock"), provided that there shall be no fractional shares of New Common Stock. In the case of any holder of fewer than Four Hundred (400) shares of Existing Common Stock or any number of shares of Existing Common Stock which, when divided by Four Hundred (400), does not result in a whole number (a "Fractional Share Holder"), the fractional share interest of New Common Stock held by such Fractional Share Holders, as a result of the Reverse Split, shall be cancelled and such Fractional Share Holder shall be entitled to receive one additional share of New Common Stock for the fractional share such Fractional Share Holder would otherwise be entitled to as a result of the reverse split.

The Corporation shall provide certificates representing New Common Stock to holders of Existing Common Stock in exchange for certificates representing Existing Common Stock. From and after the Effective Date, certificates representing shares of Existing Common Stock are hereby cancelled and shall represent only the right of the holders to receive New Common Stock.

From and after the effective date, New Common Stock as used in this Article shall mean Common Stock as provided in the Certificate of Incorporation.

FOURTH: That the capital of said corporation shall not be reduced under or by reason of said amendment.

By: ____________________
Name: Mike Clarke
Title: President

State of Delaware
Secretary of State
Division of Corporations
Delivered 02:13 PM 06/17/2005
FILED 02:13 PM 06/17/2005
SRV 050508685 - 2187549 FILE

STATE OF DELAWARE
CERTIFICATE OF CORRECTION

The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware.

DOES HEREBY CERTIFY:

1. The name of the corporation is Megaworld, Inc.
2. That a Certificate of Merger
(Title of Certificate Being Corrected)
was filed by the Secretary of State of Delaware on 6/6/05
and that said Certificate requires correction as permitted by Section 103 of the General Corporation Law of the State of Delaware.
3. The inaccuracy or defect of said Certificate to be corrected is as follows:
The wrong was merged out. The correct surviving company is Megaworld, Inc. The corrected Certificate of Merger is attached as Exhibit A.

IN WITNESS WHEREOF, said Corporation has caused this certificate to be signed by Mike Clarke, an Authorized Officer, this 17th day of June, A.D. 2005.

By: [signature]
Authorized Officer

Name: MIKE CLARKE
Print or Type

Title: PRESIDENT

Exhibit A

STATE OF DELAWARE
CERTIFICATE OF MERGER
OF DOMESTIC CORPORATIONS

Pursuant to Title 8, Section 251© of the Delaware General Corporation Law, the undersigned corporation executed the following Certificate of Merger.

FIRST: The name of the surviving corporation is Megaworld, Inc. and the name of the corporation being merged into this surviving corporation is Power Sports Factory, Inc.

SECOND: The Agreement of Merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations.

THIRD: The name of the surviving corporation is Megaworld, Inc. a Delaware corporation.

FOURTH: The Certificate of Incorporation of the surviving corporation shall be its Certificate of Incorporation.

FIFTH: The merger is to become effective June 7th, 2005.

SIXTH: The Agreement of Merger is on file at 6940 Central Highway, Pennsauken, NJ, 98109, the place of the surviving corporation.

SEVENTH: A copy of the Agreement of Merger will be furnished by the surviving corporation on written request, without cost, to any shareholder of the constituent corporations.

IN WITNESS WHEREOF, said surviving corporation has caused this certificate to be signed by an authorized officer, the sixth day of June, 2005.

By: [signature]
Authorized Officer

NAME: MIKE CLARKE

TITLE: PRESIDENT

State of Delaware
Secretary of State
Division of Corporations
Delivered 03:09 PM 02/22/2006
FILED 01:49 PM 02/22/2006
SRV 060167028 - 2187549 FILE

RESTATED CERTIFICATE OF INCORPORATION

Power Sports Factory, Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

1. The name of the corporation is hereby being changed in this restatement to Heringrat 478, Inc. It was originally incorporated under the name of NASSAU VENTURES, INC. in and the original Certificate of Incorporation of the corporation was filed with the Secretary of State of Delaware on February 15, 1988.

2. Pursuant to Section 242 and 245 of the General Corporation Law of the State of Delaware, this Restated Certificate of Incorporation restates and integrates and further amends the provisions of the Certificate of Incorporation of this corporation.

3. The text of the Restated Certificate of Incorporation as heretofore amended or supplemented is hereby restated and further amended to read in its entirety as follows:

CERTIFICATE OF INCORPORATION
OF
HERINGRAT 478, INC.

ARTICLE I. NAME

The name of the corporation is HERINGRAT 478, INC. (the "Corporation").

ARTICLE II. REGISTERED OFFICE

The address of the Corporation's registered office in the State of Delaware is The Corporation Trust Company, 1209 Orange Street, in the City of Wilmington, in the County of New Castle, in the State of Delaware. The name of the registered agent at such address is The Corporation Trust Company.

ARTICLE III. PURPOSE

The purpose or purposes of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

ARTICLE IV. CAPITAL STOCK

The Corporation is authorized to issue two classes of shares to be designated, respectively, "Preferred Stock" and "Common Stock." The number of shares of Preferred Stock authorized to be issued is Ten Million (10,000,000). The number of shares of Common Stock authorized to be issued is One Hundred Million (100,000,000). The Preferred Stock and the Common Stock shall each have a par value of $0.001 per share.

Each holder of Common Stock is entitled to one vote for each share of Common Stock standing in such holder's name on the records of the Corporation on each matter submitted to a vote of the stockholders, except as otherwise required by law.

The Preferred Stock may be issued from time to time in one or more series pursuant to a resolution or resolutions providing for such issue duly adopted by the Board of Directors (authority to do so being hereby expressly vested in the Board). The Board of Directors is further authorized to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock and to fix the number of shares of any series of Preferred Stock and the designation of any such series of Preferred Stock. The Board of Directors, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, may increase or decrease (but not below the number of shares in any such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series.

ARTICLE V. BOARD OF DIRECTORS

(a) Number. The number of directors constituting the entire Board shall be as fixed from time to time by vote of a majority of the entire Board, provided, however, that the number of directors shall not be reduced so as to shorten the term of any director at the time in office.

ARTICLE VI. BYLAWS

In furtherance and not in limitation of the powers conferred by statute, the Board is expressly authorized to make, alter, amend or repeal the Bylaws of the Corporation.

ARTICLE VII. LIABILITY

To the fullest extent permitted by the Delaware General Corporation Law as the same exists or as may hereafter be amended, no director of the Corporation shall be personally liable to the Corporation or its stockholders for or with respect to any acts or omissions in the performance of his or her duties as a director of the Corporation. Any amendment or repeal of this Article VII will not eliminate or reduce the affect of any right or protection of a director of the Corporation existing immediately prior to such amendment or repeal.

ARTICLE VIII. STOCKHOLDER MEETINGS

Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept outside the State of Delaware at such place or places as may be designated from time to time by the Board or in the Bylaws of the Corporation.

ARTICLE IX. AMENDMENT OF CERTIFICATE OF INCORPORATION

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

I, THE UNDERSIGNED, being the President and Secretary of Power Sports Factory, Inc. pursuant to the General Corporation law of the State of Delaware, do make this certificate, hereby declaring and certifying, under penalties of perjury, that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 22nd day of February 2006.

/s/ Mike Clarke

Mike Clarke

State of Delaware
Secretary of State
Division of Corporations
Delivered 12:30 PM 01/20/2009
FILED 12:30 PM 01/20/2009
SRV 090052870 - 2187549 FILE

STATE OF DELAWARE
CERTIFICATE FOR RENEWAL
AND REVIVAL OF CHARTER

The corporation organized under the laws of Delaware, the charter of which was voided for non-payment of taxes, now desires to procure a restoration, renewal and revival of its charter, and hereby certifies as follows:

1. The name of this corporation is Heringrat 478, Inc.

2. Its registered office in the State of Delaware is located at 1209 Orange Street (street), City of Wilmington Zip Code 19801 County of New Castle the name of its registered agent is The Corporation Trust Company.

3. The date of filing of the original Certificate of Incorporation in Delaware was February 15, 1989.

4. The date when restoration, renewal and revival of the charter of this company is to commence is the 28th day of February, same being prior to the date of the expiration of the charter. This renewal and revival of the charter of this corporation is to be perpetual.

5. This corporation was duly organized and carried on the business authorized by its charter until the 1st day of March A.D. 2007, at which time its charter became inoperative and void for non-payment of taxes and this certificate for renewal and revival is filed by authority of the duly elected directors of the corporation in accordance with the laws of the State of Delaware.

IN TESTIMONY WHEREOF, and in compliance with the provisions of Section 312 of the General Corporation Law of the State of Delaware, as amended, providing for the renewal, extension and restoration of charters the last and acting authorized officer hereunto set his/her hand to this certificate this 4th day of March A.D. 2008.

By: [signature]
Authorized Officer

Name: Mike Clarke
Print or Type

Title: President

State of Delaware
Secretary of State
Division of Corporations
Delivered 03:14 PM 05/18/2010
FILED 03:12 PM 05/18/2010
SRV 100526065 - 2187549 FILE

RESTATED CERTIFICATE OF INCORPORATION

Heringrat 478, Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

1. The name of the corporation is hereby being changed in this restatement to United Music & Media Group, Inc. Heringrat, Inc. was originally incorporated as Nassau Ventures, Inc. and the original Certificate of Incorporation of the corporation was filed with the Secretary of State of Delaware on February 15, 1989.

2. Pursuant to Section 242 and 245 of the General Corporation Law of the State of Delaware, this Restated Certificate of Incorporation restates and integrates and further amends the provisions of the Certificate of Incorporation of this corporation.

3. The text of the Restated Certificate of Incorporation as heretofore amended or supplemented is hereby restated and further amended to read in its entirety as follows:

CERTIFICATE OF INCORPORATION
OF
UNITED MUSIC & MEDIA GROUP, INC.

ARTICLE I. NAME

The name of the corporation is UNITED MUSIC & MEDIA GROUP, INC. (the "Corporation").

ARTICLE II. REGISTERED OFFICE

The address of the Corporation's registered office in the State of Delaware is The Corporation Trust Company, 1209 Orange Street, in the city of Wilmington, in the county of New Castle, in the State of Delaware. The name of the registered agent at such address is The Corporation Trust Company.

ARTICLE III. PURPOSE

The purpose or purposes of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

ARTICLE IV. CAPITAL STOCK

The Corporation is authorized to issue two classes of shares to be designated, respectively, "Preferred Stock" and "Common Stock." The number of shares of Preferred Stock authorized to be issued is Twenty Million (20,000,000). The number of shares of Common Stock authorized to be issued is Two Hundred Million (200,000,000). The Preferred Stock and the Common Stock shall each have a par value of $0.001 per share.

Each holder of Common Stock is entitled to one vote for each share of Common Stock standing in such holder's name on the records of the Corporation on each matter submitted to a vote of the stockholders, except as otherwise required by law.

The Preferred Stock may be issued from time to time in one or more series pursuant to a resolution or resolutions providing for such issue duly adopted by the Board of Directors (authority to do so being hereby expressly vested in the Board). The Board of Directors is further authorized to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock and to fix the number of shares of any series of Preferred Stock and the designation of any such series of Preferred Stock. The Board of Directors, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, may increase or decrease (but not below the number of shares in any such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series.

ARTICLE V. BOARD OF DIRECTORS

(a) Number. The number of directors constituting the entire Board shall be as fixed from time to time by vote of a majority of the entire Board, provided, however, that the number of directors shall not be reduced so as to shorten the term of any director at the time in office.

ARTICLE VI. BYLAWS

In furtherance and not in limitation of the powers conferred by statute, the Board is expressly authorized to make, alter, amend or repeal the Bylaws of the Corporation.

ARTICLE VII. LIABILITY

To the fullest extent permitted by the Delaware General Corporation Law as the same exists or as may hereafter be amended, no director of the Corporation shall be personally liable to the Corporation or its stockholders for or with respect to any acts or omissions in the performance of his or her duties as a director of the Corporation. Any amendment or repeal of this Article VII will not eliminate or reduce the affect of any right or protection of a director of the Corporation existing immediately prior to such amendment or repeal.

ARTICLE IX. STOCKHOLDER MEETINGS

Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept outside the State of Delaware at such place or places as may be designated from time to time by the Board or in the Bylaws of the Corporation.

ARTICLE X. AMENDMENT OF CERTIFICATE OF INCORPORATION

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

I, THE UNDERSIGNED, being the President and Secretary of Heringrat 478, Inc. pursuant to the General Corporation law of the State of Delaware, do make this certificate, hereby declaring and certifying, under penalties of perjury, that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 18th day of May 2010.

/s/ Mike Clarke
Mike Clarke, President

State of Delaware
Secretary of State
Division of Corporations
Delivered 03:54 PM 07/13/2010
FILED 03:40 PM 07/13/2010
SRV 100737791 - 2187549 FILE

RESTATED CERTIFICATE OF INCORPORATION

United Music & Media Group, Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

1. The name of the corporation is United Music & Media Group, Inc. United Music & Media Group, Inc. was originally incorporated as Nassau Ventures, Inc. and the original Certificate of Incorporation of the corporation was filed with the Secretary of State of Delaware on February 15, 1989.

2. Pursuant to Section 242 and 245 of the General Corporation Law of the State of Delaware, this Restated Certificate of Incorporation restates and integrates and further amends the provisions of the Certificate of Incorporation of this corporation.

3. The text of the Restated Certificate of Incorporation as heretofore amended or supplemented is hereby restated and further amended to read in its entirety as follows:

CERTIFICATE OF INCORPORATION
OF
UNITED MUSIC & MEDIA GROUP, INC.

ARTICLE I. NAME

The name of the corporation is UNITED MUSIC & MEDIA GROUP, INC. (the "Corporation").

ARTICLE II. REGISTERED OFFICE

The address of the Corporation's registered office in the State of Delaware is The Corporation Trust Company, 1209 Orange Street, in the city of Wilmington, in the county of New Castle, in the State of Delaware. The name of the registered agent at such address is The Corporation Trust Company.

ARTICLE III. PURPOSE

The purpose or purposes of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

ARTICLE IV. CAPITAL STOCK

The Corporation is authorized to issue two classes of shares to be designated, respectively, "Preferred Stock" and "Common Stock." The number of shares of Preferred Stock authorized to be issued is Twenty Million (20,000,000). The number of shares of Common Stock authorized to be issued is Two Billion (2,000,000,000). The Preferred Stock and the Common Stock shall each have a par value of $0.001 per share.

Each holder of Common Stock is entitled to one vote for each share of Common Stock standing in such holder's name on the records of the Corporation on each matter submitted to a vote of the stockholders, except as otherwise required by law.

The Preferred Stock may be issued from time to time in one or more series pursuant to a resolution or resolutions providing for such issue duly adopted by the Board of Directors (authority to do so being hereby expressly vested in the Board). The Board of Directors is further authorized to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock and to fix the number of shares of any series of Preferred Stock and the designation of any such series of Preferred Stock. The Board of Directors, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, may increase or decrease (but not below the number of shares in any such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series.

ARTICLE V. BOARD OF DIRECTORS

(a) Number. The number of directors constituting the entire Board shall be as fixed from time to time by vote of a majority of the entire Board, provided, however, that the number of directors shall not be reduced so as to shorten the term of any director at the time in office.

ARTICLE VI. BYLAWS

In furtherance and not in limitation of the powers conferred by statute, the Board is expressly authorized to make, alter, amend or repeal the Bylaws of the Corporation.

ARTICLE VII. LIABILITY

To the fullest extent permitted by the Delaware General Corporation Law as the same exists or as may hereafter be amended, no director of the Corporation shall be personally liable to the Corporation or its stockholders for or with respect to any acts or omissions in the performance of his or her duties as a director of the Corporation. Any amendment or repeal of this Article VII will not eliminate or reduce the affect of any right or protection of a director of the Corporation existing immediately prior to such amendment or repeal.

ARTICLE VIII. STOCKHOLDER MEETINGS

Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept outside the State of Delaware at such place or places as may be designated from time to time by the Board or in the Bylaws of the Corporation.

ARTICLE IX. AMENDMENT OF CERTIFICATE OF INCORPORATION

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

I, THE UNDERSIGNED, being the President and Secretary of United Music & Media Group, Inc. pursuant to the General Corporation law of the State of Delaware, do make this certificate, hereby declaring and certifying, under penalties of perjury, that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 14th day of July 2010.

/s/ David Michery
David Michery, President and Secretary

State of Delaware
Secretary of State
Division of Corporations
Delivered 02:24 PM 06/17/2014
FILED 02:24 PM 06/17/2014
SRV 140847480 - 2187549 FILE

STATE OF DELAWARE
CERTIFICATE FOR RENEWAL
AND REVIVAL OF CHARTER

The corporation organized under the laws of the State of Delaware, the charter of which was voided for non-payment of taxes and/or for failure to file a complete annual report, now desires to procure a restoration, renewal and revival of its charter pursuant to Section 312 of the General Corporation Law of the State of Delaware, and hereby certifies as follows:

1. The name of the corporation is United Music & Media Group, Inc.

2. The Registered Office of the corporation in the State of Delaware is located at 1209 Orange St (street), in the City of Wilmington, County of New Castle Zip Code 19801. The name of the Registered Agent at such address upon whom process against this Corporation may be served is The Corporation trust Company.

3. The date of filing of the Corporation's original Certificate of Incorporation in Delaware was Feb 15th 1989.

4. The renewal and revival of the charter of this corporation is to be perpetual.

5. The corporation was duly organized and carried on the business authorized by its charter until the 1st day of March A.D. 2012, at which time its charter became inoperative and void for non-payment of taxes and/or failure to file a complete annual report and the certificate for renewal and revival is filed by authority of the duly elected directors of the corporation in accordance with the laws of the State of Delaware.

By: [signature]
Authorized Officer

Name: Alexander Johnson
Print or Type

State of Delaware
Secretary of State
Division of Corporations
Delivered 11:11 AM 06/19/2014
FILED 11:11 AM 06/19/2014
SRV 140858951 - 2187549 FILE

STATE OF DELAWARE
CERTIFICATE OF AMENDMENT
OF CERTIFICATE OF INCORPORATION

The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST: That at a meeting of the Board of Directors of

United Music and Media Group, Inc

resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered "IV Capital Stock " so that, as amended, said Article shall be and read as follows:

See Exhibit "A"

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this 19th day of June, 2014.

By: Alex Johnson
Authorized Officer

Title: ALex Johnson

Name: CEO
Print or Type

ARTICLE IV. Capital Stock

The Corporation is authorized to issue two classes of shares to be designated, respectively, "Preferred Stock" and "Common Stock" The number of shares of Preferred Stock authorized to be issued is Twenty Million (20,000,000). The Preferred Stock and the common stock shall each have a par value of $.001 cents per share.

The Preferred Shares shall be in only one (1) series to be designated as series "A" and shall have voting rights of 1000 votes for each 1 share of Preferred stock standing in such holder's name on the records of the corporation on each matter submitted to vote of the stockholders, except as otherwise required by law. The holder of these preferred shares can convert into 100 shares of common stock at the bearer's discretion.

Each holder of Common stock is entitled to one (1) vote for each share of Common Stock standing in such holder's name on the records of the corporation on each matter submitted to vote of the stockholders, except as otherwise required by law.

The Preferred Stock may be issued from time to time in one or more series pursuant to a resolution or resolutions providing for such issue duly adopted by the Board of Directors and approved by the majority voting. The Board of Directors must obtain the majority voting approval of the shareholders to further determine or alter the rights , preferences, privileges, and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock. With majority voting approval the Board of Directors, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, may increase or decrease(but not below the number of shares in any series such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series.

Exhibit "A"

State of Delaware
Secretary of State
Division of Corporations
Delivered 12:03 PM 08/22/2014
FILED 12:03 PM 08/22/2014
SRV 141106711 - 2187549 FILE

STATE OF DELAWARE
CERTIFICATE OF CORRECTION

United Music & Media Group, Inc. , a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware.

DOES HEREBY CERTIFY:

1. The name of the corporation is United Music & Media Group, Inc. .
2. That a Certificate of Amendment
(Title of Certificate Being Corrected)
was filed by the Secretary of State of Delaware on June 19, 2014 and that said Certificate requires correction as permitted by Section 103 of the General Corporation Law of the State of Delaware.
3. The inaccuracy or defect of said Certificate is: (must be specific)

   the result of a clerical error that omitted the company's common stock.

4. he Certificate is corrected to read as follows:

   This correction renders the amendment null & void

IN WITNESS WHEREOF, said corporation has caused this Certificate of Correction this 21st day of August , A.D. 2014 .

By: [signature]
Authorized Officer
Name: Alexander Johnson
Print or Type
Title: Chief Executive Officer

State of Delaware
Secretary of State
Division of Corporations
Delivered 12:03 PM 08/22/2014
FILED 12:04 PM 08/22/2014
SRV 141106717 - 2187549 FILE

UNITED MUSIC & MEDIA GROUP, INC.

CERTIFICATE OF DESIGNATION OF PREFERENCES, RIGHTS AND LIMITATIONS OF SERIES A-1 CONVERTIBLE PREFERRED STOCK

Pursuant to Section 151 of the
General Corporation Law of the State of Delaware

The undersigned, United Music & Media Group, Inc., does hereby certify that:

1. He is the Chief Executive Officer of United Music & Media Group, Inc. or its successor in interest (the "Corporation").

2. The following resolutions were duly adopted by the Board of Directors:

WHEREAS, the Certificate of Incorporation of the Corporation provides for a class of its authorized stock known as preferred stock, comprised of 20,000,000 shares, issuable from time to time in one or more series; and

WHEREAS, the Board of Directors of the Corporation is authorized to fix the dividend rights, dividend rate, voting rights, conversion rights, rights and terms of redemption and liquidation preferences of any wholly unissued series of preferred stock and the number of shares constituting any Series and the designation thereof, of any of them; and

WHEREAS, it is the desire of the Board of Directors of the Corporation, pursuant to its authority as aforesaid, to fix the rights, preferences, restrictions and other matters relating to a series of the preferred stock, which shall consist of 1,000,000 shares of the preferred stock which the corporation has the authority to issue, classified as Series A-1 Convertible Preferred, as follows:

NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors does hereby provide for the issuance of a series of preferred stock for cash or exchange of other securities, rights or property and does hereby fix and determine the rights, preferences, restrictions and other matters relating to such series of preferred stock as follows:

TERMS OF PREFERRED STOCK

Section 1. Definitions. For the purposes hereof, the following terms shall have the following meanings:

"Bankruptcy Event" means any of the following events: (a) the Corporation or any Significant Subsidiary (as such term is defined in Rule 1.02(s) of Regulation S-X) thereof commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Corporation or any Significant Subsidiary thereof; (b) there is commenced against the Corporation or any Significant Subsidiary thereof any such case or proceeding that is not dismissed within 60 days after commencement; (c) the Corporation or any Significant Subsidiary thereof is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered; (d) the

Corporation or any Significant Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 60 days; (e) the Corporation or any Significant Subsidiary thereof makes a general assignment for the benefit of creditors; (f) the Corporation or any Significant Subsidiary thereof calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or (g) the Corporation or any Significant Subsidiary thereof, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

"Change of Control Transaction" means the occurrence after the date hereof of any of (a) an acquisition after the date hereof by an individual or legal entity or "group" (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Corporation, by contract or otherwise) of in excess of 75% of the voting securities of the Corporation, or (b) a replacement at one time or within a one year period of more than one-half of the members of the Corporation's board of directors which is not approved by a majority of those individuals who are members of the board of directors on the date hereof (or by those individuals who are serving as members of the board of directors on any date whose nomination to the board of directors was approved by a majority of the members of the board of directors who are members on the date hereof), or (c) the execution by the Corporation of an agreement to which the Corporation is a party or by which it is bound, providing for any of the events set forth above in (a) or (b).

"Commission" means the Securities and Exchange Commission.

"Common Stock" means the Corporation's common stock, and stock of any other class into which such shares may hereafter have been reclassified or changed.

"Common Stock Equivalents" means any securities of the Corporation or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Exempt Issuance" means the issuance of (a) shares of Common Stock or options to employees, officers or directors of the Corporation pursuant to any stock or option plan duly adopted by a majority of the non-employee members of the Board of Directors of the Corporation or a majority of the members of a committee of non-employee directors established for such purpose, (b) securities upon the exercise of or conversion of any securities issued hereunder, convertible securities, options or warrants issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities, and (c) securities issued pursuant to acquisitions or strategic transactions, provided any such issuance shall only be to a Person which is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Corporation and in which the Corporation receives benefits in addition to the investment of funds, but shall not include a transaction in which the Corporation is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

"Holder" shall have the meaning given such term in Section 2 hereof.

"Original Issue Date" shall mean the date of the first issuance of any shares of the Preferred Stock regardless of the number of transfers of any particular shares of Preferred Stock and regardless of the number of certificates which may be issued to evidence such Preferred Stock.

"Person" means a corporation, an association, a partnership, an organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

"Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

Section 2. Designation and Amount. This series of preferred stock, shall be designated as Series A-1 Convertible Preferred Stock (the "Series A-1 Convertible Preferred Stock") and the number of shares so designated shall be One Million (1,000,000) shares (which shall not be subject to increase without the consent of all of the holders of the Series A-1 Convertible Preferred Stock and each, a "Holder" and collectively, the "Holders"). Capitalized terms not otherwise defined herein shall have the meaning given such terms in Section 1 hereof.

Section 3. Voting Rights. The Series A-1 Convertible Preferred Stock shall have have no right to vote on matters presented to be voted by the holders of common stock.

Section 4. Liquidation. Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary (a "Liquidation"), the Holders shall be entitled to receive out of the assets of the Corporation, whether such assets are capital or surplus, for each share of Series A-1 Convertible Preferred Stock an amount equal to the Stated Value per share plus any accrued and unpaid dividends thereon and any other fees or liquidated damages owing thereon before any distribution or payment shall be made to the holders of any Junior Securities, and if the assets of the Corporation shall be insufficient to pay in full such amounts, then the entire assets to be distributed to the Holders shall be distributed among the Holders ratably in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full. A Change of Control Transaction shall not be treated as a Liquidation. The Corporation shall mail written notice of any such Liquidation, not less than 45 days prior to the payment date stated therein, to each record Holder.

Section 5. Conversion.

1. Conversions at Option of Holder. The Series A-1 Convertible Preferred Stock shall be convertible, into common stock, calculated as of the Notice of Conversion date, equal to 9.99% of the issued and outstanding common stock at the time, plus the amount of common stock issuable to holders of the preferred shares were they to convert at the same time (the "Outstanding Share Calculation"). If only a portion of the Series A-1 Convertible Preferred Stock is offered for conversion, it shall be convertible into that amount of common stock equal to (a) the percentage of the number of shares being converted to the whole of the Series A-1 authorized shares, multiplied by (b) 9.99% of the Outstanding Share Calculation, after the conversion. (For example if 100,000 Series A-1Convertible preferred shares are offered for conversion they would convert into (100,000/1,000,000 multiplied by 9.99% of the Outstanding Share Calculation, after conversion).

Conversion shall occur on the Holders option by providing the Corporation with the form of conversion notice attached hereto as Annex A (a "Notice of Conversion"). The Notice of Conversion shall specify the number of shares of Series A-1 Convertible Preferred Stock to be converted (i.e. 100%), the number of shares of Series A-1 Convertible Preferred Stock owned prior to the conversion at issue, and the date on which such conversion is to be effected, which date may not be prior to the date the Holder delivers such Notice of Conversion to the Corporation by facsimile (the "Conversion Date"). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion to the Corporation is deemed delivered hereunder. Provided however, that at no time shall the Holder

be permitted to convert into an amount which would give shareholder greater than 4.99% of the issued and outstanding common stock of the Company.

The calculations and entries set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error. To effect conversions, as the case may be, of shares of Series A-1 Convertible Preferred Stock, a Holder shall be required to surrender the certificate(s) representing such shares of Series A-1 Convertible Preferred Stock to the Corporation. Shares of Series A-1 Convertible Preferred Stock converted or redeemed in accordance with the terms hereof shall be canceled and may not be reissued.

Mechanics of Conversion

Delivery of Certificate Upon Conversion. Not later than three Trading Days after each Conversion Date (the "Share Delivery Date"), the Corporation shall deliver to the Holder a certificate or certificates which, after the Effective Date, shall be free of restrictive legends, if permitted by law, and trading restrictions representing the number of shares of Common Stock being acquired upon the conversion of shares of Series A-1 Convertible Preferred Stock. If in the case of any Notice of Conversion such certificate or certificates are not delivered to or as directed by the applicable Holder by the third Trading Day after the Conversion Date, the Holder shall be entitled to elect by written notice to the Corporation at any time on or before its receipt of such certificate or certificates thereafter, to rescind such conversion, in which event the Corporation shall immediately return the certificates representing the shares of Series A-1 Convertible Preferred Stock tendered for conversion.

Obligation Absolute. The Corporation's obligations to issue and deliver the Conversion Shares upon conversion of Series A-1 Convertible Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Corporation or any violation or alleged violation of law by the Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to the Holder in connection with the issuance of such Conversion Shares.

Reservation of Shares Issuable Upon Conversion. The Corporation covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock solely for the purpose of issuance upon conversion of the Series A-1 Convertible Preferred Stock and payment of dividends on the Series A-1 Convertible Preferred Stock, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holders, not less than such number of shares of the Common Stock as shall (subject to any additional requirements of the Corporation as to reservation of such shares set forth in the Purchase Agreement) be issuable (taking into account the adjustments and restrictions of herein) upon the conversion of all outstanding shares of Series A-1 Convertible Preferred Stock. The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid, non-assessable.

Transfer Taxes. The issuance of certificates for shares of the Common Stock on conversion of the Series A-1 Convertible Preferred Stock shall be made without charge to the Holders thereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of such shares of Series A-1 Convertible Preferred Stock so converted

and the Corporation shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

Registration Rights. The common stock issued in connection with the conversion of the Series A-1 Convertible Preferred Stock, shall carry registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder requiring the Corporation to include such shares in any filing by the Corporation with the SEC of a Registration Statement or Registration Statements (as is necessary) on Form S-1 (or, if such form is unavailable for such a registration, on such other form as is available for such registration), covering the resale the Registrable Securities.

Section 6. Certain Adjustments.

All calculations under this Section shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Corporation, and the description of any such shares of Common Stock shall be considered on issue or sale of Common Stock. For purposes of this Section 6, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

Section 7. Miscellaneous.

Notices. Any and all notices or other communications or deliveries to be provided by the Holders hereunder, including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service, addressed to the Corporation. Any and all notices or other communications or deliveries to be provided by the Corporation hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile telephone number or address of such Holder appearing on the books of the Corporation, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:30 p.m. EST, (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 5:30 p.m. EST on any date and earlier than 11:59 p.m. EST on such date, (iii) the second Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

Absolute Obligation. Except as expressly provided herein, no provision of this Certificate of Designation shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay the liquidated damages (if any) on, the shares of Series A-1 Convertible Preferred Stock at the time, place, and rate, and in the coin or currency, herein prescribed.

Lost or Mutilated Series A-1 Convertible Preferred Stock Certificate. If a Holder's Series A-1 Convertible Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Series A-1 Convertible Preferred Stock so mutilated, lost, stolen or destroyed but only upon receipt of evidence

of such loss, theft or destruction of such certificate, and of the ownership hereof, and indemnity, if requested, all reasonably satisfactory to the Corporation.

Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Certificate of Designation shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in Delaware (the "Delaware Courts"). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the Delaware Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or such Delaware Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Certificate of Designation and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Certificate of Designation or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Certificate of Designation, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorney's fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

Waiver. Any waiver by the Corporation or the Holder of a breach of any provision of this Certificate of Designation shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Designation. The failure of the Corporation or the Holder to insist upon strict adherence to any term of this Certificate of Designation on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designation. Any waiver must be in writing.

Severability. If any provision of this Certificate of Designation is invalid, illegal or unenforceable, the balance of this Certificate of Designation shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest.

Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

Headings. The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designation and shall not be deemed to limit or affect any of the provisions hereof.

****

****

RESOLVED, FURTHER, that the Chairman, the president or any vice-president, and the secretary or any assistant secretary, of the Corporation be and they hereby are authorized and directed to prepare and file a Certificate of Designation of Preferences, Rights and Limitations in accordance with the foregoing resolution.

IN WITNESS WHEREOF, the undersigned have executed this Certificate this 2ν day of Aug, 2014.

Consent of the sole Preferred Shareholder
To the termination of the Series A Preferred Series

Name: Alexander Johnson
Title: President & CEO

Name: Jason Ruppert

State of Delaware
Secretary of State
Division of Corporations
Delivered 12:05 PM 08/22/2014
FILED 12:05 PM 08/22/2014
SRV 141209543 - 2187549 FILE

UNITED MUSIC & MEDIA GROUP, INC.

**CERTIFICATE OF DESIGNATION OF PREFERENCES,
RIGHTS AND LIMITATIONS
OF
SERIES A-2 PREFERRED STOCK**

The undersigned, United Music & Media Group, Inc., does hereby certify that:

1. He is the Chief Executive Officer of United Music & Media Group, Inc. or its successor in interest (the "Corporation").

2. The following resolutions were duly adopted by the Board of Directors:

WHEREAS, the Certificate of Incorporation of the Corporation provides for a class of its authorized stock known as preferred stock, comprised of 20,000,000 shares, issuable from time to time in one or more series; and

WHEREAS, the Board of Directors of the Corporation is authorized to fix the dividend rights, dividend rate, voting rights, conversion rights, rights and terms of redemption and liquidation preferences of any wholly unissued series of preferred stock and the number of shares constituting any Series and the designation thereof, of any of them; and

WHEREAS, the Board of Directors of the Corporation, pursuant to its authority has previously fixed the rights, preferences, restrictions and other matters relating to a series of the preferred stock, consisting of 1,000,000 shares of the preferred stock which the corporation has the authority to issue, classified as Series A-1 Convertible Preferred; and

WHEREAS, it is the desire of the Board of Directors of the Corporation, pursuant to its authority to fix the rights, preferences, restrictions and other matters relating to a series of the preferred stock, consisting of 1,000,000 shares of the preferred stock which the corporation has the authority to issue, classified as Series A-2 Preferred Stock:

NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors does hereby provide for the issuance of a series of preferred stock for cash or exchange of other securities, rights or property and does hereby fix and determine the rights, preferences, restrictions and other matters relating to such series of preferred stock as follows:

TERMS OF PREFERRED STOCK

Section 1. Definitions. For the purposes hereof, the following terms shall have the following meanings:

"Bankruptcy Event" means any of the following events: (a) the Corporation or any Significant Subsidiary (as such term is defined in Rule 1.02(s) of Regulation S-X) thereof commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Corporation or any Significant Subsidiary thereof; (b) there is commenced against the Corporation or any Significant Subsidiary thereof any such case or proceeding that is not dismissed within 60 days after

commencement; (c) the Corporation or any Significant Subsidiary thereof is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered; (d) the Corporation or any Significant Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 60 days; (e) the Corporation or any Significant Subsidiary thereof makes a general assignment for the benefit of creditors; (f) the Corporation or any Significant Subsidiary thereof calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or (g) the Corporation or any Significant Subsidiary thereof, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

"Change of Control Transaction" means the occurrence after the date hereof of any of (a) an acquisition after the date hereof by an individual or legal entity or "group" (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Corporation, by contract or otherwise) of in excess of 75% of the voting securities of the Corporation, or (b) a replacement at one time or within a one year period of more than one-half of the members of the Corporation's board of directors which is not approved by a majority of those individuals who are members of the board of directors on the date hereof (or by those individuals who are serving as members of the board of directors on any date whose nomination to the board of directors was approved by a majority of the members of the board of directors who are members on the date hereof), or (c) the execution by the Corporation of an agreement to which the Corporation is a party or by which it is bound, providing for any of the events set forth above in (a) or (b).

"Commission" means the Securities and Exchange Commission.

"Common Stock" means the Corporation's common stock, and stock of any other class into which such shares may hereafter have been reclassified or changed.

"Common Stock Equivalents" means any securities of the Corporation or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Holder" shall have the meaning given such term in Section 2 hereof.

"Original Issue Date" shall mean the date of the first issuance of any shares of the Preferred Stock regardless of the number of transfers of any particular shares of Preferred Stock and regardless of the number of certificates which may be issued to evidence such Preferred Stock.

"Person" means a corporation, an association, a partnership, an organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

"Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

Section 2. Designation and Amount. This series of preferred stock shall be designated as its Series A-2 Preferred Stock (the "Series A-2 Preferred Stock") and the number of shares so designated shall be One Million (1,000,000) shares (which shall not be subject to increase without the consent of all of the holders of the Series A-2 Preferred Stock, and each, a "Holder" and collectively, the "Holders").

Capitalized terms not otherwise defined herein shall have the meaning given such terms in Section 1 hereof.

Section 3. Voting Rights. The Series A-2 Convertible Preferred Stock shall have 3000 votes per share on all matters presented to be voted by the holders of common stock.

Section 4. Liquidation. Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary (a "Liquidation"), the Holders shall be entitled to receive out of the assets of the Corporation, whether such assets are capital or surplus, for each share of Series A-2 Preferred Stock an amount equal to the Stated Value per share plus any accrued and unpaid dividends thereon and any other fees or liquidated damages owing thereon before any distribution or payment shall be made to the holders of any Junior Securities, and if the assets of the Corporation shall be insufficient to pay in full such amounts, then the entire assets to be distributed to the Holders shall be distributed among the Holders ratably in accordance with the respective amounts that woubannld be payable on such shares if all amounts payable thereon were paid in full. A Change of Control Transaction shall not be treated as a Liquidation. The Corporation shall mail written notice of any such Liquidation, not less than 45 days prior to the payment date stated therein, to each record Holder.

Section 5. Conversion.

The Series A-2 Preferred Stock shall not be convertible, into common stock of the Company.

Section 6. Miscellaneous.

Notices. Any and all notices or other communications or deliveries to be provided by the Holders hereunder, including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service, addressed to the Corporation. Any and all notices or other communications or deliveries to be provided by the Corporation hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile telephone number or address of such Holder appearing on the books of the Corporation, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:30 p.m. EST, (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 5:30 p.m. EST on any date and earlier than 11:59 p.m. EST on such date, (iii) the second Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

Absolute Obligation. Except as expressly provided herein, no provision of this Certificate of Designation shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay the liquidated damages (if any) on, the shares of Series A-2 Preferred Stock at the time, place, and rate, and in the coin or currency, herein prescribed.

Lost or Mutilated Series A-2 Preferred Stock Certificate. If a Holder's Series A-2 Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Series A-2 Preferred Stock so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft

or destruction of such certificate, and of the ownership hereof, and indemnity, if requested, all reasonably satisfactory to the Corporation.

Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Certificate of Designation shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in Delaware (the "Delaware Courts"). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the Delaware Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or such Delaware Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Certificate of Designation and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Certificate of Designation or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Certificate of Designation, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorney's fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

Waiver. Any waiver by the Corporation or the Holder of a breach of any provision of this Certificate of Designation shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Designation. The failure of the Corporation or the Holder to insist upon strict adherence to any term of this Certificate of Designation on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designation. Any waiver must be in writing.

Severability. If any provision of this Certificate of Designation is invalid, illegal or unenforceable, the balance of this Certificate of Designation shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest.

Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

Headings. The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designation and shall not be deemed to limit or affect any of the provisions hereof.

****

RESOLVED, FURTHER, that the Chairman, the president or any vice-president, and the secretary or any assistant secretary, of the Corporation be and they hereby are authorized and directed to prepare and file a Certificate of Designation of Preferences, Rights and Limitations in accordance with the foregoing resolution.

IN WITNESS WHEREOF, the undersigned have executed this Certificate this 20th day of August, 2014.

Name: Alexander Johnson
Title: President & CEO

State of Delaware
Secretary of State
Division of Corporations
Delivered 11:18 AM 09/09/2014
FILED 11:18 AM 09/09/2014
SRV 141156361 - 2187549 FILE

STATE OF DELAWARE
CERTIFICATE OF AMENDMENT
OF CERTIFICATE OF INCORPORATION

The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST: That at a meeting of the Board of Directors of

UNITED MUSIC & MEDIA GROUP, INC.

resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered " First: " so that, as amended, said Article shall be and read as follows:

The name of the Corporation is:
New Generation Consumer Group, Inc.

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this 9th day of September, 2014.

By: [signature]
Authorized Officer

Title: Chief Executive Officer

Name: Alex Johnson
Print or Type

State of Delaware
Secretary of State
Division of Corporations
Delivered 08:00 AM 09/22/2014
FILED 08:00 AM 09/22/2014
SRV 141203301 - 2187549 FILE

STATE OF DELAWARE
CERTIFICATE OF AMENDMENT
OF CERTIFICATE OF INCORPORATION

The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST: That at a meeting of the Board of Directors of

New Generation Consumer Group, Inc.

resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered "Article IV" so that, as amended, said ~~Article shall be and read as follows~~: The following shall be added:

See Exhibit "A" which shall be added in its entirety to the end of Article IV. No other changes are intended.

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this 19th day of September, 2014.

By: [signature]
Authorized Officer

Title: President & CEO

Name: Alexander Johnson
Print or Type

Reverse Stock Split. Effective upon the filing of this Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware (the "Effective Time"), each one thousand (1,000) shares of Common Stock of the Corporation issued and outstanding immediately prior to the Effective Time ("Old Common Stock") shall automatically be combined and converted, without any action on the part of the holder thereof, into one (1) share of fully paid and non-assessable Common Stock of the Corporation (the "Reverse Stock Split"). This Reverse Stock Split shall be affected on a certificate-by-certificate basis, and no fractional shares shall be issued as a result of this Reverse Stock Split. In lieu thereof, all fractional shares shall be dissolved. Each certificate that, prior to the Effective Time, represented shares of Old Common Stock shall, from and after the Effective Time, represent that number of whole shares of Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified pursuant to this Certificate of Amendment.

Exhibit "A"

State of Delaware
Secretary of State
Division of Corporations
Delivered 12:41 PM 01/21/2015
FILED 12:41 PM 01/21/2015
SRV 150076495 - 2187549 FILE

STATE OF DELAWARE
CERTIFICATE OF AMENDMENT
OF CERTIFICATE OF INCORPORATION

The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST: That at a meeting of the Board of Directors of New Generation Consumer Group, Inc. resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered "Article IV" so that, as amended, said Article shall be and read as follows:

Change the par value to .0001 and raise the authorized common stock to 4,000,000,000 shares.

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this 21st day of January, 2015.

By: [signature]
Authorized Officer

Title: President & CEO

Name: Alexander Johnson
Print or Type

State of Delaware
Secretary of State
Division of Corporations
Delivered 01:29 PM 01/23/2015
FILED 01:29 PM 01/23/2015
SRV 150090272 - 2187549 FILE

STATE OF DELAWARE
CERTIFICATE OF CORRECTION

New Generation Consumer Group, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware.

DOES HEREBY CERTIFY:

1. The name of the corporation is New Generation Consumer Group, Inc.
2. That a Certificate of Amendment
   (Title of Certificate Being Corrected)
   was filed by the Secretary of State of Delaware on 1/21/2015
   and that said Certificate requires correction as permitted by Section 103 of the General Corporation Law of the State of Delaware.
3. The inaccuracy or defect of said Certificate is: (must be specific)
   the result of a clerical error that changed the authorized common stock to 4,000,000,000 shares.
4. Article Article IV of the Certificate is corrected to read as follows:
   Change the par value to .0001 and keep the authorized common stock at 2,000,000,000 shares.

IN WITNESS WHEREOF, said corporation has caused this Certificate of Correction this 23rd day of January, A.D. 2015.

By: [signature]
Authorized Officer

Name: President & CEO
Print or Type

Title: Alexander Johnson

State of Delaware
Secretary of State
Division of Corporations
Delivered 02:27 PM 02/05/2015
FILED 02:27 PM 02/05/2015
SRV 150153126 - 2187549 FILE

STATE OF DELAWARE
CERTIFICATE OF AMENDMENT
OF CERTIFICATE OF INCORPORATION

The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST: That at a meeting of the Board of Directors of New Generation Consumer Group, Inc. resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered "Article IV" so that, as amended, said Article shall be and read as follows:

Decrease the authorized common stock to 750,000,000 shares.

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this 5th day of February, 2015.

By: [signature]
Authorized Officer

Title: Director

Name: Calvin Ross
Print or Type

State of Delaware
Secretary of State
Division of Corporations
Delivered 03:44 PM 08/15/2016
FILED 03:44 PM 08/15/2016
SR 20165367216 - File Number 2187549

STATE OF DELAWARE
CERTIFICATE OF AMENDMENT
OF CERTIFICATE OF INCORPORATION

The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST: That at a meeting of the Board of Directors of NEW GENERATION CONSUMER GROUP INC resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered "FIRST" so that, as amended, said Article shall be and read as follows:

URBAN MINING VENTURES, INC.

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this 15th day of AUG, 2016.

By: [signature]
Authorized Officer

Title: PRES. CEO

Name: TOM KIM
Print or Type

STATE OF DELAWARE
CERTIFICATE OF AMENDMENT
OF CERTIFICATE OF INCORPORATION

The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST: That at a meeting of the Board of Directors of

URBAN MINING VENTURES, INC

resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered "First" so that, as amended, said Article shall be and read as follows:

NEW GENERATION CONSUMER GROUP INC.

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this 22ND day of NOVEMBER, 20 16.

By: [signature]
Authorized Officer

Title: PRESIDENT / CEO

Name: Tom Kim
Print or Type

State of Delaware
Secretary of State
Division of Corporations
Delivered 03:44 PM 11/22/2016
FILED 03:44 PM 11/22/2016
SR 20166757686 - File Number 2187549

STATE OF DELAWARE
CERTIFICATE OF AMENDMENT
OF CERTIFICATE OF INCORPORATION

The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST: That at a meeting of the Board of Directors of New Generation Consumer Group Inc. resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered " Amdending Article Fourth so that, as amended, said Article shall be and read as follows:

Tom Kim,preseident/CEO who holds 100% of voting shares authorize the request for this corporate action regarding a 1000 to 1 reverse split.

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this 30 day of November, 2016.

By: [signature]
Authorized Officer

Title: President/CEO

Name: Tom Kim
Print or Type

State of Delaware
Secretary of State
Division of Corporations
Delivered 04:50 PM 11/30/2016
FILED 04:50 PM 11/30/2016
SR 20166846693 - File Number 2187549

State of Delaware
Secretary of State
Division of Corporations
Delivered 02:58 PM 04/12/2022
FILED 02:58 PM 04/12/2022
SR 20221419979 - File Number 2187549

CERTIFICATE FOR RENEWAL AND REVIVAL OF CHARTER
OF
NEW GENERATION CONSUMER GROUP INC.

The corporation organized under the laws of the State of Delaware, the charter of which was voided for non-payment of taxes and/or for failure to file a complete annual report, now desires to procure a revival of its charter pursuant to Section 312 of the General Corporation Law of the State of Delaware, and hereby certifies as follows:

FIRST: The name of the corporation is New Generation Consumer Group Inc.

SECOND: The Registered Office of the corporation in the State of Delaware is located at 1013 Centre Road, Suite 403-A, in the city of Wilmington, county of New Castle, 19805. The name of the Registered Agent at such address upon whom process against this Corporation may be served is American Incorporators Ltd.

THIRD: The date of filing of the Corporation's original Certificate of Incorporation in Delaware was February 15, 1989.

FOURTH: The corporation desiring to be revived and so reviving its certificate of incorporation was organized under the laws of this State.

FIFTH: The corporation was duly organized and carried on the business authorized by its charter until the 1st day of March, 2021, at which time its charter became inoperative and void for non-payment of taxes and/or failure to file a complete annual report and the certificate for revival is filed by authority of the duly elected directors of the corporation in accordance with the laws of the State of Delaware.

By: /s/Daniel Sobolewski
Daniel Sobolewski
CEO

Certificate of Amendment
of
Certificate of Incorporation

New Generation Consumer Group Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

FIRST: That at a meeting of the Board of Directors of New Generation Consumer Group Inc., the following resolutions were duly adopted setting forth proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and consent of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered "FOURTH" so that, as amended, said Article shall be and read as follows: Increase the authorized common stock to two billion (2,000,000,000) with a par value of $.001.

SECOND: That said amendments were duly adopted in accordance with the provisions of section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS THEREOF, said New Generation Consumer Group Inc., has caused this certificate to be signed by the CEO this 19th day of April, 2022.

By: /s/Daniel Sobolewski
Daniel Sobolewski, CEO

State of Delaware
Secretary of State
Division of Corporations
Delivered 02:18 PM 04/19/2022
FILED 02:18 PM 04/19/2022
SR 20221520377 - File Number 2187549